UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. )

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Asure Software, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 ASURE SOFTWARE, INC.
 110 Wild Basin Road, Suite 100
 Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD JUNE 6, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asure Software, Inc.  (NASDAQ: ASUR), a Delaware corporation (the “Company”), to be held at 110 Wild Basin Road, Suite 100, Austin, Texas 78746, on Monday, June 6, 2016 at 9:30 a.m. Central Time for the following purposes:

1.  To elect five directors to the board of directors, each to hold office until the next annual meeting of stockholders or until his respective successor is duly elected and qualified;

2.  To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;

3. To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about May 5, 2016. A copy of our Form 10-K for the year ended December 31, 2015 has been mailed concurrently with this Proxy Statement.

All holders of record of shares of our common stock (NASDAQ: ASUR) at the close of business on April 22, 2016 are entitled to vote at the annual meeting and at any postponements or adjournments of the annual meeting. Stockholders are cordially invited to attend the annual meeting in person; however, regardless of whether you plan to attend the annual meeting in person, please cast your vote as instructed in the Proxy as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the annual meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the annual meeting. Stockholders holding stock in brokerage accounts (“street name” holders) will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each Stockholder will need to bring a proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the annual meeting. Street name holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting, and all cellular phones must be silenced during the annual meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the annual meeting, the camera function may not be used at any time.

By Order of the Board of Directors,
/s/ PATRICK GOEPEL

Patrick Goepel
Chief Executive Officer
April 27, 2016
Austin, Texas

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 6, 2016

This Proxy Statement and our Annual Report to Stockholders are available on-line at http://www.asuresoftware.com/annual-meeting-proxy/

ASURE SOFTWARE, INC.
 110 Wild Basin Road, Suite 100
 Austin, TX 78746

PROXY STATEMENT
 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 6, 2016

This proxy statement contains information relating to our annual meeting of Stockholders to be held on Monday, June 6, 2016, beginning at 9:30 a.m. Central Time, at 110 Wild Basin Road, Suite 100, Austin, Texas 78746 and at any postponements or adjournments of the annual meeting. Your proxy for the annual meeting is being solicited by our board of directors.

AVAILABILITY OF PROXY MATERIALS

The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about May 5, 2016. A copy of our Form 10-K for the year ended December 31, 2015 has been mailed concurrently with this Proxy Statement.

All holders of record of shares of our common stock (NASDAQ: ASUR) at the close of business on April 22, 2016 are entitled to vote at the annual meeting and at any postponements or adjournments of the annual meeting. Stockholders are cordially invited to attend the annual meeting in person; however, regardless of whether you plan to attend the annual meeting in person, please cast your vote as instructed in the Notice as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the annual meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the annual meeting. Stockholders holding stock in brokerage accounts (“street name” holders) will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to Be Held on June 6, 2016: The proxy statement and annual report to Stockholders are available at
http://www.asuresoftware.com/annual-meeting-proxy/

ABOUT THE ANNUAL MEETING AND VOTING

Purposes - At the Annual Meeting, you will be asked:

1.	To elect five directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote- Only holders of record of our shares of Common Stock at the close of business on April 22, 2016 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of Common Stock will be entitled to one vote. As of April 22, 2016, there were 6,291,596 shares of Common Stock outstanding.

Quorum - A majority of the voting power of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

Vote Required - Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. If more than five nominees are properly presented to the stockholders at the Annual Meeting, the five nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our Board. Each of the remaining proposals must be approved by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Dissenters’ Rights - No dissenters’ rights are provided under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our Restated bylaws with respect to any of the proposals described in this Proxy Statement.

Board Recommendation - Your Board of Directors has unanimously approved and recommends that an affirmative vote be cast “FOR” the election of each of our director nominees, “FOR” the ratification of our independent registered accounting firm and “FOR” the approval, on an advisory basis, our executive compensation.

Voting Your Shares - If you own shares registered directly in your name (a “registered Stockholder”), you may submit your proxy by US Mail, Internet or telephone and following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the annual meeting and vote in person.

If you own shares registered in the name of a broker or other nominee (“a street name Stockholder”), your broker or nominee firm may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone. If you are a street name Stockholder and you want to vote at the annual meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares.

Changing Your Vote by Revoking Your Proxy - If you are a registered Stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the annual meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote, and you may submit another proxy or vote by ballot. Your attendance at the annual meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

How Proxies are Counted - All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted “FOR” each of the listed proposals and in the discretion of the named proxy holders as to any other matter properly brought before the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting. Only the latest dated proxy you submit will be counted.

Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the Annual Meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions with respect to any proposal, other than the election of directors, will have the same effect as a vote against such proposal.

Broker Non-Votes - A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Only the vote on ratification of our independent registered public accounting firm is considered a routine matter that brokers may cast discretionary votes upon.

Additional Information

Additional information about our Company is contained in our current and periodic reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Room maintained by the Commission at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

ELECTION OF DIRECTORS
(ITEM 1)

The first proposal to be voted on at the Annual Meeting is the election of directors. Directors are elected annually and serve a one-year term or until their successors are duly elected and qualified. The Board has submitted five nominees for election this year. Our Board has nominated each of David Sandberg, Patrick Goepel, Adrian Pertierra, Matthew Behrent, and J. Randall Waterfield for re-election, to serve until the next annual stockholder meeting or until each of their respective successors is elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has consented to serve as a director of the Company if elected.

Director nominees are recommended for selection by the Nominating Committee.

The Nominating and Governance Committee recommends director nominations, and reviews nominees against the skills and characteristics that are required of our Board members.  The Committee focuses on a candidate’s expertise in the Company’s industry and experience in technology, business, legal matters and finance.  We look at a candidate’s education, skills, business experience, administration experience and other appropriate factors given the current needs of the Board and the Company. Our goal is to maintain a balance among Board members of industry knowledge, experience and ability to map out successful strategies for the Company’s business.  Nominees for the Board should have the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of stockholders.  They should be forward-thinking, possess critical analysis skills, and exhibit independence and practical judgment on issues.  Evaluation of candidates for all nominees, whether submitted by a Board member or a stockholder, generally involves reviewing background materials, internal discussions among committee members, and interviewing selected candidates as appropriate. Upon selecting a qualified candidate, the Committee recommends the candidate for the Board’s consideration.

Stockholders may recommend a candidate for our Board by writing to attention of the Corporate Secretary, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, TX 78746, specifying the candidate’s name and qualifications for Board membership.  All recommendations are submitted to the Nominating Committee. For the Board to consider a candidate for nomination at the 2017 Annual Meeting, stockholders must submit a written recommendation by January 5, 2017. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation, (iv) the number of shares of Common Stock of the Company beneficially owned, and (v) any other information required by the rules of FINRA and the SEC to list the candidate as a nominee for director in a proxy statement. Recommended candidates may be required to provide additional information. While our board of directors has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, the board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

The full Board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the Annual Meeting. The Board reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual stockholder meeting, if elected, or until his or her successor is elected and qualified.

If any director is unable to stand for re-election after distribution of this Proxy Statement, the Board may reduce its size or designate a substitute. If the Board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of Common Stock represented at the Annual Meeting is required to elect a director. If more than five nominees are properly presented to the stockholders at the Annual Meeting, the five nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of director will be elected to our Board.

The Board of Directors recommends voting “FOR” each of our five nominees.

BIOGRAPHICAL INFORMATION REGARDING NOMINEES

Nominee	Age	Present Office(s) Held In Our Company	Director Since
David Sandberg (1)(2)(3)(4)	43	Chairman of the Board	2009
Patrick Goepel	54	President and Chief Executive Officer	2009
Adrian Pertierra (1)(2)(3)(4)	44	None	2009
Matt Behrent (1)(2)(3)(4)	45	None	2010
J. Randall Waterfield(1)(2)(3)(4)	42	None	2011
 _____________
(1)	Independent board member as determined by the Board of Directors of the Company

(2)	Audit Committee Member

(3)	Compensation Committee Member

(4)	Governance and Nominating Committee Member

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees.

David Sandberg has served as a director and Chairman of the Board since August 2009. Mr. Sandberg is the managing member and founder of Red Oak Partners, LLC, an SEC registered investment firm founded in 2003 which manages funds investing in both public and private companies.  Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund from 1998–2002. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Mr. Sandberg presently serves as a director of SMTC Corporation and Issuer Direct Corporation and as Chairman of Cord Blood America, Inc., all of which are public companies.  He also serves as the Chairman of Kensington Vanguard Holdings, LLC, a private company. In the past five years, he has served on the Board of Directors of Planar Systems, Inc., EDCI, Inc. and RF Industries, Ltd.

Mr. Sandberg brings to our  Board strong leadership experience and financial expertise; experience as a Chair of Audit, Compensation and Governance committees of public company boards; and knowledge of the Company’s financial position, strategy and industry through Board and committee service.

Patrick Goepel was elected to the Company’s Board of Directors at its August 28, 2009 Annual Meeting of Shareholders.  He was subsequently appointed as Interim Chief Executive Officer on September 15, 2009 and became Chief Executive Officer of the Company as of January 1, 2010.  Prior to his appointment, he served as Chief Operating Officer of Patersons Global Payroll. Previously, he was the President and Chief Executive Officer of Fidelity Investment’s Human Resource Services Division from 2006 to 2008; President and Chief Executive Officer of Advantec from 2005 to 2006; and Executive Vice President of Business Development and US Operations at Ceridian from 1994 to 2005. A former board member of iEmployee, Mr. Goepel currently serves on the board of directors of APPD Investments and SafeGuard World International.

Mr. Goepel brings to our Board extensive knowledge and experience in the Company’s industry; deep knowledge of the Company’s day-to-day operations, strategic priorities and markets; and extensive experience as a board member of private emerging growth companies.

Adrian Pertierra has served as a director since August 2009. Mr. Pertierra is the Chief Financial Officer and Head Trader at Red Oak Partners, LLC, a NY-based hedge fund. Prior to joining Red Oak in 2007, Mr. Pertierra served as Vice President of Global Markets at Deutsche Bank Alternative Trading in 2007 and worked at Tradition Asiel Securities, Inc. from 2006–2007. Previously, Mr. Pertierra served as the Vice President of Institutional Equity Sales and Trading at BGC Partners, LP, from 2002–2006. Mr. Pertierra received a BA in Economics from the College of Holy Cross.

Mr. Pertierra brings to our Board strong strategic and financial acumen, and knowledge of the Company’s governance practices, stategy and industry through Board and committee service.

Matthew K. Behrent has served as a director since November 2010.  He currently is the Executive Vice President, Corporate Development of EDCI Holdings, Inc., a company that is currently engaged in carrying out a plan of dissolution.  Before joining EDCI in June 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation’s technology mergers and acquisitions group from June 2000 until January 2003.  From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions.  Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992.  He is also a Director and Chairman of the Audit Committee of Tengasco, Inc. (ASE: TGC).

Mr. Behrent brings to our Board strong strategic, legal and financial expertise; public company board experience, including on audit committees, and knowledge of the Company’s stategy, and industry through Board and committee service.

Mr. J. Randall Waterfield has served as a director since June 2011. Mr. Waterfield is a board member of Red Oak Partners, LLC. Since 2000, Mr. Waterfield has been the Chairman of Waterfield Technologies, Inc., a software development firm focused on hosted and on-premise custom applications for the financial services, telecommunications and energy sectors.  Since 1999, Mr. Waterfield has also served as the Chairman of Waterfield Group, a diversified financial services holding company. Mr. Waterfield is a Chartered Financial Analyst, member of the Board of Directors and Chair of the Information Technology Committee of Young Presidents’ Organization International, a member of Mensa, and a graduate of Harvard University in 1996. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC and the Culver Military Summer School. Previously, Mr. Waterfield was at Goldman Sachs & Co., where he worked as an institutional asset manager from May 1996 through March 1999, responsible for the small capitalization growth portfolios whose assets totaled $1.0 billion. Additionally, through his efforts at the Waterfield Foundation, Mr. Waterfield supports a variety of charitable organizations with a focus on the environment and Midwestern-based causes.

Mr. Waterfield brings to our Board extensive business leadership experience as chairman of a diversified financial services holding company and chairman of a software development firm; strong strategic and financial expertise; and knowledge of the Company’s compensation arrangements, strategy and industry through Board and committee service.

During the past ten years, none of our nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). No family relationships exist between any of the Company’s nominees or executive officers.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Director Independence - The Board of Directors consists of a majority of independent directors as such term is defined under the rules of the NASDAQ Stock Market. The Board of Directors has determined that Messrs. Sandberg, Pertierra, Waterfield and Behrent are independent. The Board of Directors has also determined that all of the members of the board’s committees are independent as defined under the rules of the NASDAQ Stock Market, including in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934.

Board Meetings and Attendance - The Board of Directors met five times during the calendar year ended December 31, 2015. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. The Board of Directors requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting. All five of the board members at that time attended the last annual meeting of stockholders held on June 8, 2015.

Committees - The Board of Directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the Board of Directors include the Compensation Committee, the Governance and Nominating Committee and the Audit Committee.   Each Committee operates under a charter that has been approved by the Board of Directors and current copies of these charters are posted on our website, http://www.asuresoftware.com/about-us/corporate-governance/.

Compensation Committee - The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the Board of Directors of amendments to our benefit plans. The Compensation Committee currently is composed of the Company’s four independent directors. Mr. Waterfield currently serves as the Compensation Committee’s Chairperson. Under its charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee held one meeting during the calendar year ended December 31, 2015.  The Compensation Committee may engage an independent consultant to assist in compensation matters, but has not done so.

Governance and Nominating Committee - The Governance and Nominating Committee is currently composed of the Company’s four independent directors.  Mr. Pertierra currently serves as the Governance and Nominating Committee’s Chairperson. Under its charter, the Governance and Nominating Committee monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies. The Governance and Nominating Committee also is responsible for identifying and recommending the nominees for election to the Board. The Governance and Nominating Committee held one meeting during the calendar year ended December 31, 2015.

Audit Committee - The Audit Committee is composed of the Company’s four independent directors and operates under a charter adopted by the Board of Directors in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), Section 3(a)(58)(A) of the Exchange Act and the NASDAQ Stock Market. The Board of Directors believes that all of these directors are independent as defined under the rules of the NASDAQ Stock Market. Mr. Behrent currently serves as the Audit Committee’s Chairperson. The Board of Directors has determined that Mr. Behrent has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC. The Audit Committee met four times during the calendar year ended December 31, 2015.  The Audit Committee is the communication link between the Board of Directors and our independent registered public accounting firm. In addition to approving the appointment of the independent registered public accounting firm, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate.

Report of the Audit Committee - The following is the “Report of the Audit Committee” with respect to our audited financial statements for calendar year 2015 which include our consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), changes in stockholders’ equity and cash flows and the notes thereto for the calendar years ended December 31, 2015 and 2014. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

1.	The Audit Committee has reviewed and discussed the above-referenced audited financial statements with management.

2.
The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm for calendar year 2015, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our above-referenced financial statements.

3.
The Audit Committee has received the letter from Ernst & Young LLP required by Independent Standards Board Standard No. 1 that relates to the accountants’ independence from our Company and its related entities, and has discussed with Ernst & Young LLP its independence from the Company.

4.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our above-referenced audited financial statements be included in our annual report on Form 10-K for calendar year 2015.

This report is submitted by the Audit Committee,

Matthew K. Behrent, Chair
David Sandberg
Adrian Pertierra
J. Randall Waterfield

Board Leadership Structure and Role in Risk Oversight - Our Board is led by our non-executive Chairman, Mr. Sandberg. We believe this leadership structure enhances the oversight responsibility of the Board and strengthens the Board’s independence from management. In addition, this structure allows Mr. Goepel to focus his efforts on managing our business.

Our board of directors as a whole has responsibility for overseeing our risk management. The board of directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the board of directors and its committees is informed by reports from our management team that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies. The full board of directors has primary responsibility for evaluating strategic and operational risk management, cybersecurity risks and succession planning. Our audit committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our audit committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our compensation committee evaluates risks arising from our compensation policies and practices. The audit committee and the compensation committee provide reports to the full board of directors regarding these and other matters.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the compensation earned by the non-employee directors for the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
	(a)	(b)
David Sandberg	26,500	12,850	39,350
J. Randall Waterfield	22,000	12,850	34,850
Adrian Pertierra	20,500	12,850	33,350
Matthew Behrent	24,000	12,850	36,850

(a)	Includes base compensation, committee chair compensation and in-person and telephonic board and committee meeting compensation.
(b)
On March 31, 2015, each director was granted stock options to purchase 5,000 shares each of common stock at an exercise price of $5.76 per share. Such options shall vest over a 3 year period following issuance such that 1/3 of the shares shall vest on 3/31/2016 and an additional 8.33% shall vest each three (3) months thereafter. The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 (“ASC 718”) and the SEC disclosure rules, excluding the impact of estimated forfeitures related to service-based vesting. Refer to Note 8, “Stockholders’ Equity,” in the Notes to the Consolidated Financial Statements on Form 10-K filed March 31, 2016, for the relevant assumptions used to determine the valuation of our stock option awards. These amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

The following table shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2015.

David Sandberg	5,000
J. Randall Waterfield	10,625
Adrian Pertierra	10,625
Matthew Behrent	10,625

Non-Equity Compensation for Current Non-Employee Directors

Since April 2012, each non-employee director has received cash compensation as follows:

Base Compensation	$15,000 per annum
Chairman of the Board	$7,500 per annum
Audit Committee Chair	$5,000 per annum
Compensation Committee Chair	$3,000 per annum
Nominating and Governance Committee Chair	$1,500 per annum
In-Person Attendance	$700 per meeting
Telephonic Attendance	$200 per meeting

David Sandberg, J. Randall Waterfield, Adrian Pertierra and Matthew Behrent, the four non-employee members of the Board, participate in this compensation structure. Mr. Goepel, as a director who is also our employee, does not receive any separate cash or equity compensation for his service on the Board.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the Board of Directors may do so by directing a written request addressed to the Chairman of the Board at the address appearing on the first page of this Proxy Statement.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to insure that its business is conducted in a consistently legal and ethical manner. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors. The full text of the Company’s Code of Business Conduct and Ethics is published on its website at http://www.asuresoftware.com/about-us/corporate-governance/. The Company intends to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on its website within four business days following the date of such amendment or waiver.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(ITEM 2)

CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

As reported on our Form 8-K, dated April 21, 2016, the Audit Committee approved the dismissal of Ernst & Young LLP as the Company’s registered independent accountant, effective April 15, 2016.

The reports of Ernst & Young LLP on our consolidated financial statements for the calendar years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During our calendar years ended December 31, 2015, 2014, and through April 15, 2016, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K and the related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no ‘‘reportable events’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On April 15, 2016, the Audit Committee appointed Marcum LLP, independent registered public accountants, to audit the Company’s consolidated financial statements for the calendar year ending December 31, 2016. During the Company’s calendar years ending December 31, 2015, and 2014, and through April 15, 2016, neither the Company, nor anyone on its behalf, consulted Marcum LLP regarding either (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Marcum LLP that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a ‘‘reportable event’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We are advised that no member of Marcum LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Stockholder ratification is not required for the selection of Marcum LLP, since the Audit Committee has the responsibility for the selection of the Company’s independent registered public accounting firm. Nonetheless, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations. Even if the selection of Marcum LLP is ratified by the stockholders, the Audit Committee has the discretion to select a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Marcum LLP will be attending the Annual Meeting and will be available for questions. We do not anticipate that a representative of Ernst & Young LLP will be present at the Annual Meeting.

The Board of Directors unanimously recommends voting “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF FEES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of the independent registered public accountants for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. The first category (Audit Services) includes audit work performed in the preparation of financial statements, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards. The second category (Audit-Related Services) includes assurance and related services that are traditionally performed by our independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. The third category (Tax Services) includes all services performed by our independent registered public accountants’ tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice. The fourth category (All Other Fees) includes items associated with services not captured in the other categories. We generally do not request services other than audit, audit-related and tax services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accountants and management to report actual fees versus the budget at least annually by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accountants for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging such firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated, reports for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Services - The Company incurred aggregate fees in the amount of $330,000 and $270,000 for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s 10-Qs, for the calendar years ended December 31, 2015 and December 31, 2014, respectively. The work was for Audit Services as described above.

Audit-Related Services - The Company incurred no fees for assurance and related services rendered by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Services” above for the calendar years ended December 31, 2015 and December 31, 2014, respectively.

Tax Services - The Company incurred no fees for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning for the calendar years ended December 31, 2015 and December 31, 2014, respectively.

All Other Fees - All fees paid to Ernst & Young LLP by the Company are reported under the fee categories listed above. There were no other products or services provided by Ernst & Young LLP for calendar years ended December 31, 2015 and 2014, respectively.

The Audit Committee has determined that the provision of services covered by the four preceding paragraphs is compatible with maintaining our independent registered public accounting firm’s independence from the Company.

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
(ITEM 3)

As required by Section 14A of the Securities Exchange Act of 1934, we are offering our stockholders an opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is not binding on the Company or the Board, the Board and the Compensation Committee will consider the voting results when making future compensation decisions.

As described in the “EXECUTIVE COMPENSATION” section of this proxy statement beginning on page 16, we believe that our Executive Compensation Program (1) provides a competitive total compensation program that enables us to attract, retain and motivate executive management employees, and (2) aligns the interests of the named executive officers with the interests of our stockholders in different ways, by focusing on both short-term and long-term performance goals, by promoting ownership of the Company, and by rewarding individual performance. For these reasons, we recommend that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of Asure Software, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”

Consistent with the views expressed by stockholders at our Annual Meeting held on June 10, 2013, our Board has determined to seek an advisory vote on executive compensation every three years.

         The Board of Directors unanimously recommends voting “FOR” approval of this resolution.

EXECUTIVE COMPENSATION

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth information as of April 22, 2016 concerning the executive officers of the Company (other than Mr. Goepel, whose biographical information appears in the table under the Election of Directors section above).

Name	Age	Present Office(s) Held In Our Company
Patrick Goepel	54	President and Chief Executive Officer
Steven Rodriguez	49	Chief Operating Officer
Brad Wolfe	56	Chief Financial Officer

There are no family relationships among any of the Company’s executive officers and directors.

Steven Rodriguez joined the Company as Chief Operating Officer in June 2011. From February through May 2011, the Company retained him as a consultant to evaluate and make recommendations related to the Company's sales and marketing strategies and processes. Prior to that, he served as the Principal for HCS, a consulting company he founded.  His past roles also include Executive Vice President and Officer at Perquest, a national workforce management company, from 2008 to 2009; Senior Vice President of Sales & Sales Operations at Ceridian Corporation, a human resource services company, from 2001 to 2007; Regional Director for Epicor Software from 2000 to 2001; and Vice President of Sales at Automatic Data Processing (ADP), Inc., a provider of payroll and benefits administration solutions, from 1990 to 2000. Mr. Rodriguez holds a Bachelor of Business Administration from the University of Oklahoma.

Brad Wolfe joined the Company as Chief Financial Officer in October 2014. Prior to joining the Company, Mr. Wolfe spent most of the last 14 years with DCI Group and their related entities and investments, a private equity and investment organization, where he served in consulting, office and executive finance and operational roles for the firm’s subsidiary and portfolio companies to promote their growth and profitability. Before that, he was Chief Financial Officer and Executive Vice President at AON Corporation, a Fortune 200 company.  His background also includes mergers and acquisitions in both public accounting and law firm settings, and his experience spans international markets and a wide range of industries, including technology, software and real estate. Wolfe holds an MBA degree from Northwestern University’s Kellogg School of Business in Finance and Information systems, a J.D. degree from the Kent Law School executive program, and a B.B.A. degree in accounting and information systems from Southern Methodist University.

SUMMARY COMPENSATION TABLE

The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer (who served throughout calendar 2015) and our two most highly compensated executive officers serving in such capacity at December 31, 2015. We refer to these employees collectively as our “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
		(a)	(b)	(c)	(d)	(e)
Patrick Goepel	2015	287,500	41,277	77,100	-0-	7,950	413,827
Chief Executive Officer	2014	300,000	48,754	-0-	-0-	8,679	357,433

Steven Rodriguez	2015	225,000	22,750	25,700	-0-	68,508	341,958
Chief Operating Officer	2014	210,000	33,574	-0-	-0-	-0-	243,574

Brad Wolfe (f)	2015	191,667	7375	25,700	-0-	1,000	225,742
Chief Financial Officer	2014	47,728	-0-	153,600	-0-	-0-	201,328

(a)	Dollar value of base salary (cash and non-cash) earned by the named executive officer during the calendar year covered.

(b)	Dollar value of bonus (cash and non-cash) earned by the named executive officer during the calendar year covered.

(c)
The amounts reported in this column represent the aggregate value of the stock options granted based on their grant date fair value, as determined in accordance with the share-based payment accounting guidance under ASC 718, excluding the impact of estimated forfeitures related to service-based vesting, and do not reflect actual cash earned. Refer to Note 8, “Stockholders’ Equity,” in the Notes to the Consolidated Financial Statements on Form 10-K filed March 31, 2016 for the relevant assumptions used to determine the valuation of our stock option awards. Mr. Wolfe’s 2014 award was approved in connection with his hiring in 2014.

(d)	Dollar value of commissions earned by the named executive officer during the calendar year covered.

(e)
Includes the dollar value of any matching contributions made by the Company to the 401(k) account of the named executive officer during the calendar year, as well as relocation costs for Mr. Rodriguez in 2015 of $68,508.

(f)	Mr. Wolfe was named Chief Financial Officer on October 6, 2014.

OUTSTANDING EQUITY AWARDS AT YEAR END TABLE

The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of the named executive officers listed in the Summary Compensation Table, outstanding as of the end of the Company’s last completed calendar year:

	Outstanding Equity Awards at Fiscal Year End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)					(b)
Pat Goepel	-0-	30,000	-0-	5.76	3/31/2020

Steven Rodriguez	135,000	-0-	-0-	2.33	8/15/2016
	-0-	10,000	-0-	5.76	3/31/2020

Brad Wolfe	15,000	45,000	-0-	5.23	11/19/2019
	-0-	10,000	-0-	5.76	3/31/2020

(a)
The Company’s option awards typically vest over a 3 or 4 year period, with 33% or 25% vesting at one year from the grant date and an additional 8.33% or 6.25% vesting every three months thereafter, respectively.

Mr. Goepel’s 30,000 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vest on 3/31/2016 and an additional 8.33% vest each three (3) months thereafter.

Mr. Rodriguez’s 10,000 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vest on 3/31/2016 and an additional 8.33% vest each three (3) months thereafter.

Mr. Wolfe was granted 60,000 options which vest over a 4 year period following issuance such that 25% of the shares, or 15,000, vested on 11/19/2015 and the 45,000 unexercisable options vest an additional 8.33% each three (3) months thereafter. Mr. Wolfe’s 10,000 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vest on 3/31/2016 and an additional 8.33% vest each three (3) months thereafter.

(b)	Options generally expire 5 to 10 years from relevant grant date. When employees, including officers, are terminated, any vested options expire 90 days from the date of termination.

No stock awards have been issued by the Company.

POTENTIAL PAYMENTS DUE TO CHANGE-IN-CONTROL

In the event of a “change of control” (as defined in the applicable employment agreement), each of the Named Executive Officers’ unvested options, as of the change of control date, will be modified as follows: if the consideration per share in connection with the “Change of Control” (as defined in the Equity Plan) is: (i) at least $4.00 per share, then an additional 25% of the remaining unvested Total Number of Shares shall immediately vest and become exercisable; (ii) at least $5.00 per share, then an additional 50% of the remaining unvested Total Number of Shares shall immediately vest and become exercisable; (iii) at least $6.00 per share, then an additional 75% of the remaining unvested Total Number of Shares shall immediately vest and become exercisable; and (iv) at least $7.00 per share, then all of the remaining unvested total Number of Shares shall immediately vest and become exercisable.

Additionally, for Patrick Goepel, the number of shares that would vest normally according to the vesting schedule in the 12 month period following the Change of Control will immediately vest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information with respect to beneficial ownership of our Common Stock as of April 22, 2016 by each person who is known by us to beneficially own more than five percent of our common stock, each of our directors at that date and nominees and named executive officers, and all directors and officers as a group. As of April 22, 2016, 6,291,596 shares of our Common Stock were issued and outstanding.

	Shares Beneficially Owned(1)(2)
Name and Address of Beneficial Owner	Number		Percent
Red Oak Partners, LLC	752,970	(3)	11.6%
David Sandberg	775,052	(4)	11.9%
Patrick Goepel	595,597	(5)	9.2%
Adrian Pertierra	21,114	(6)	*
J. Randall Waterfield	147,803	(7)	2.3%
Matthew Behrent	22,856	(8)	*
Steven Rodriguez	138,334	(9)	2.1%
Brad Wolfe	49,739	(10)	*
All Directors and executive officers as a group (7 persons)(4)(5)(6)(7)(8)(9)(10)	1,750,495		27.0%
_____________________
* Indicates ownership of less than 1% of the total outstanding shares

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of certain outstanding options within 60 days after April 22, 2016.

(2)
Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 6,291,596 shares of our common stock issued and outstanding on April 22, 2016. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)
Pursuant to Schedule 13D (Amendment No. 12) filed by Red Oak Partners, LLC with the SEC on June 9, 2014. Includes 333,890 shares held by Red Oak Fund, LP, 146,777 shares held by Red Oak Long Fund, LP, and 272,303 shares held by Pinnacle Fund, LLLP. The funds are each controlled by Red Oak Partners, LLC.

(4)
Consists of 773,385 shares held pursuant to Schedule 13D (Amendment No. 12) filed by Red Oak Partners, LLC with the SEC on June 9, 2014 and 1,667 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016. Mr. Sandberg is the managing member, founder, and portfolio manager of Red Oak Partners, LLC.

(5)	Consists of 585,597 shares held directly by Mr. Goepel and 10,000 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016.

(6)	Consists of 13,822 shares held directly by Mr. Pertierra and 7,292 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016.

(7)	Consists of 140,511 shares held directly by Mr. Waterfield and 7,292 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016.

(8)	Consists of 15,564 shares held directly by Mr. Behrent and 7,292 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016.

(9)	Consists of 0 shares held directly by Mr. Rodriguez and 138,334 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016.

(10)	Consists of 23,905 shares held directly by Mr. Wolfe and 25,834 shares issuable upon exercise of options exercisable within 60 days of April 22, 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options			Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Stockholders (1)	640,675		$4.40		452,048
Equity Compensation Plans Not Approved by Stockholders	-		N/	A	-
Total	640,675	$	N/	A	452,048

(1)	Consists of the 2009 Equity Plan.

APPROVAL OF TRANSACTIONS WITH RELATED PARTIES

The Board of Directors reviews all transactions involving the Company in which any of our directors, director nominees, significant Stockholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction.  All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest.  Such proposed transaction is then reviewed by either the Audit Committee or a special committee of independent directors, which determines whether or not to approve the transaction.  After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders. Review and approval of such transactions fall under Section D (2) of the Company’s Audit Committee Charter.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s Common Stock (“10% Stockholders”) to file reports of ownership and changes in ownership with the SEC and NASDAQ. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon information provided to the Company by individual officers, directors and 10% Stockholders, Asure believes that all of these filing requirements were satisfied by the Company’s officers, directors, and 10% Stockholders in calendar 2015.

STOCKHOLDER PROPOSALS

A stockholder seeking to include a proposal in our proxy statement and form of proxy card for the 2017 Annual Meeting must submit such proposal to us by January 5, 2017.  Shareholder proposals for inclusion in our proxy statement must comply with SEC Rule 14a-8 and should be addressed to Brad Wolfe, Corporate Secretary, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, Texas 78746. If the date of the 2017 Annual Meeting is changed by more than 30 days from the date of the 2016 Annual Meeting, then the deadline for inclusion of proposals in our proxy statement is a reasonable time before we begin to print and mail our proxy materials.

A stockholder may also nominate a director or bring other business before the stockholders at the 2017 Annual Meeting but must comply with the advance notice procedures in our Bylaws.  In general, the Bylaws require written notice of any stockholder proposals for other business or director nominations to be delivered or mailed to and received by the Corporate Secretary at our principal executive offices between March 10, 2017 and April 8, 2017 and the written notice must contain the specific information required in our Bylaws. If the date of the 2017 Annual Meeting changes by more than 30 days from the anniversary date of the 2016 Annual Meeting, the written notice must be received by us no later than the close of business on the 10th day following the earlier of the date on which we first mail notice of the date of the 2017 Annual Meeting or otherwise make public disclosure of the date. Proposals for director nominees and other business submitted through this process will not be included in our proxy materials sent to stockholders prior to the meeting.

Under our Bylaws, the stockholder’s notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as director, all information relating to the person that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, including such person’s written consent to being named as a nominee and to serve as a director if elected; (b) as to the stockholder giving notice, the name and address of the person as they appear on our  books and the class and number of shares beneficially owned and owned of record by the person; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the person and the class and number of share beneficially owned by the person.

Under our Bylaws, the stockholder’s notice of a proposal for other business must set forth (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing the business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of our shares of our Common Stock that are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

The above summary of our Bylaws is qualified in its entirety by reference to the full text of our Bylaws.

PROXY SOLICITATION AND COSTS

The enclosed proxy is being solicited by the Board of Directors of the Company.  We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this Proxy Statement, the enclosed proxy card, the enclosed annual report for calendar year 2015, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

HOUSEHOLDING

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any Stockholder who writes or calls us at the following address or phone number: Investor Relations, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, Texas 78746, (512) 437-2678.  Stockholders may also use the above contact information for requests from (i) individual Stockholders in households currently receiving a single copies of annual reports and proxy statements who wish to receive separate copies in the future and (ii) two or more Stockholders in households receiving multiple copies of annual reports and proxy statements who wish to receive a single copy of annual reports and proxy statements in the future.

ANNUAL REPORT ON FORM 10-K

We will provide to any Stockholder without charge a copy of our 2015 annual report on Form 10-K upon written request to our Secretary at Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, TX 78746. Our annual report booklet and this proxy statement are also available online at http://www.asuresoftware.com/annual-meeting-proxy/.

OTHER BUSINESS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the annual meeting for action by Stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ITS APPENDICES TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 27, 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By order of the Board of Directors

/s/ PATRICK GOEPEL

Patrick Goepel
Chief Executive Officer
Austin, Texas

ASURE SOFTWARE, INC.
 ANNUAL MEETING OF STOCKHOLDERS

JUNE 6, 2016	PROXY NO.	SHARES IN YOUR NAME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Asure Software, Inc. (“the Company”) a Delaware corporation, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 5, 2016, hereby revokes all previous proxies and appoints Patrick Goepel and David Sandberg, or either of them, acting singly, as attorneys-in-fact and proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 6, 2016 at 9:30 a.m. Central Time at 110 Wild Basin Road, Suite 100, Austin, Texas 78746 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.

Date

Signature

Signature (If Held Jointly)

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

ASURE SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS FOR CALENDAR 2015
CONTINUED FROM OTHER SIDE
JUNE 6, 2016

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OF MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.

1.
Proposal to elect as directors of Asure Software, Inc. the following persons to hold office until the next annual stockholder meeting or until their respective successors are duly elected and qualified.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

David Sandberg
Patrick Goepel
Adrian Pertierra
Matthew Behrent
J. Randall Waterfield

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.	Proposal to ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dear Stockholder:

The Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. This eliminates the need to return the enclosed proxy card.

1. To vote by Internet:

•	Log on to the Internet and go to the web site www.proxyvote.com
•
Have the enclosed proxy card on hand when you access the web site and you will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

•	If you choose to vote your shares electronically, there is no need to mail back the enclosed proxy card. Your vote is important. Thank you for voting.

2. To vote by telephone:

•	Use any touch-tone telephone to dial 1-800-454-8683.
•	Have the enclosed proxy card in hand when you call, and you will be prompted to enter your 12-digit Control Number, which is located below, to vote. Follow the instructions provided.

WE URGE YOU TO VOTE FOR EACH OF OUR THREE PROPOSALS.